As filed with Securities and Exchange Commission on April 28, 2021.
File Nos. 333-124398
811-03240

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 20	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 282	[X]
(Check Appropriate Box or Boxes)

The Variable Annuity Life Insurance Company Separate Account A
(Exact Name of Registrant)
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
(Name of Depositor)
2929 Allen Parkway, Houston, Texas 77019
(Address of Depositor’s Principal Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (713) 831-3150
American Home Assurance Company
(Name of Guarantor)
175 Water Street, New York, NY 10038
(Address of Guarantor’s Principal Offices) (Zip Code)
Guarantor’s Telephone Number, including Area Code: (212) 770-7000
Johnpaul S. Van Maele
The Variable Annuity Life Insurance Company
2919 Allen Parkway, Houston, Texas 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
□  immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on May 3, 2021 pursuant to paragraph (b) of Rule 485
□  60 days after filing pursuant to paragraph (a)(1) of Rule 485
□  on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: (i) Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under certain variable annuity contracts.

The Variable Annuity Life Insurance Company Separate Account A
Cross Reference Sheet
Part A — Prospectus
Item Number in Form N-4		Caption
1.	Cover Page	Cover Page
2.	Definitions	Glossary of Terms
3.	Synopsis	Fee Tables; Highlights
4.	Condensed Financial Information	Fee Tables; Selected Purchase Unit Data
5.	General Description of Registrant, Depositor and Portfolio Companies	General Information; Fixed Account Options; Variable Account Option(s)
6.	Deductions	Fee Tables; Fees and Charges
7.	General Description of Variable Annuity Contracts	Highlights; General Information; Purchase Period; Transfers Between Investment Options; Other Contract Features
8.	Annuity Period	Payout Period
9.	Death Benefit	Death Benefits
10.	Purchases and Contract Value	Purchase Period; Surrender of Account Value
11.	Redemptions	Surrender of Account Value
12.	Taxes	Federal Tax Matters
13.	Legal Proceedings	Legal Proceedings
14.	Table of Contents of Statement of Additional Information	Table of Contents of Statement of Additional Information

Part B — Statement of Additional Information
Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a “P” are made by reference to the captions in the Prospectus.
Item Number in Form N-4		Caption
15.	Cover Page	Cover Page
16.	Table of Contents	Table of Contents
17.	General Information and History	General Information (P); Fixed Account Options (P); Variable Account Option(s) (P)
18.	Services	General Information (P); Experts
19.	Purchase of Securities Being Offered	Purchase Period (P)
20.	Underwriters	Distribution of Variable Annuity Contracts; General Information (P)
21.	Calculation of Performance Data	Not Applicable
22.	Annuity Payments	Payout Period (P); Purchase Unit Value; Payout Payments
23.	Financial Statements	General Information (P); Experts
Part C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The Variable Annuity Life Insurance Company

Separate Account A

Independence Plus

Units of Interest under Group and Individual

Fixed and Variable Deferred Annuity Contracts

Prospectus	May 3, 2021

This prospectus offers flexible and single payment group and individual fixed and variable deferred annuity contracts (the “Contracts”). The Contracts are offered to Participants in certain employer-sponsored qualified retirement plans. Nonqualified Contracts are also available for certain employer-sponsored plans as well as for certain after-tax arrangements that are not part of an employer’s plan.

The Contracts permit Participants to invest in and receive retirement benefits in up to 7 out of a total of 12 Fixed and Variable Account Options described in this prospectus. Each Variable Account Option invests in a separate portfolio of VALIC Company I.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A (“Separate Account”) are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

Variable Account Options

Asset Allocation Fund	International Government Bond Fund
Capital Conservation Fund*	International Socially Responsible Fund
Core Bond Fund*	Mid Cap Index Fund
Government Money Market I Fund	Small Cap Index Fund
Government Securities Fund	Stock Index Fund
International Equities Index Fund

*	On or about May 24, 2021 the Capital Conservation Fund will reorganize into the Core Bond Fund, pending shareholder approval. The Core Bond Fund will be the surviving option and will be available as a Variable Account Option on and after May 24, 2021 and, at such time, any reference to the Capital Conservation Fund as a Variable Account Option should be deleted. After Market Close on May 21, 2021, all transfer, purchase, or redemption requests directed to the Variable Account Option that invests in the Capital Conservation Fund will be automatically directed to the Variable Account Option that invests in the Core Bond Fund.

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information (“SAI”), dated May 3, 2021, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the SAI is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is available along with other related materials at the SEC’s web site (www.sec.gov).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a web site, and you will be notified by mail each time a report is posted and provided with a web site link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.aigrs.com.

You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all Variable Account Options available under your Contract.

Investment in the Contracts is subject to risk that may cause the value of the owner’s investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the purchase payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us”, “our,” “Company,” and “VALIC” mean The Variable Annuity Life Insurance Company and the words “you” and “your” mean the Participant or the individual purchasing an individual Contract. Other specific terms we use in this prospectus are:

Account Value — the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant — the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate — the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

Beneficiary — the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time (“Market Close”). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract Owner — the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division — the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a sub-account of VALIC Separate Account A.

Fixed Account Option — an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s general account.

Home Office — located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant — the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

Participant Year — a 12-month period starting with the issue date of a Participant’s Contract certificate and each anniversary of that date.

Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period — the time when you begin to withdraw your money in Payout Payments. This may also be called the “Annuity Period.”

Payout Unit — a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division in which you are invested.

Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments — an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period — the accumulation period, or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

Purchase Unit — a unit of interest owned by you in your Variable Account Option.

Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account — a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option — investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Tables

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or surrender the Contract.

Contract Owner/Participant Transaction Expenses

Surrender Charge (as a percentage of the lesser of all Purchase Payments received during the last 60 months or the amount surrendered, as applicable) (1)	5.00%
Maximum Loan Application Fee (per loan)	$60
State Premium Taxes (as a percentage of the amount annuitized)	0-3.5%

(1) No surrender charge will be applied if your account has been in effect for 15 years or longer, or your account has been in effect for 5 years or longer and you have attained age 59 1/2. There will be no surrender charge on Purchase Payments received more than 60 months prior to surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

Annual Separate Account Expenses

Account Maintenance Charge First Year Thereafter	$5.00 per quarter $3.75 per quarter
Mortality and Expense Risk (as a percentage of Separate Account net assets)	1.00%

The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Funds’ fees and expenses is contained in the prospectus for each Fund.

Total Annual Mutual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.33%	0.77

Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option (1.77%). The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$663	$1,099	$1,536	$2,228

(2) If you annuitize at the end of the applicable time period or you do not surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$200	$606	$1,036	$2,228

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year, but assumes the minimum fees and expenses for a Variable Account Option (1.33%). Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$621	$970	$1,307	$1,749

(2) If you annuitize at the end of the applicable time period or you do not surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$155	$471	$807	$1,749

Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data

Purchase Units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
Asset Allocation Fund (Division 5)	2020	9.055	10.017	4,149,396
	2019	7.931	9.055	4,682,852
	2018	8.800	7.931	5,127,495
	2017	7.853	8.800	5,621,886
	2016	7.391	7.853	6,056,434
	2015	7.500	7.391	6,804,753
	2014	7.190	7.500	7,437,497
	2013	6.262	7.190	8,011,217
	2012	5.582	6.262	8,647,657
	2011	5.586	5.582	10,743,259

Capital Conservation Fund (Division 7)*	2020	4.033	4.320	2,054,417
	2019	3.718	4.033	1,945,119
	2018	3.797	3.718	2,034,249
	2017	3.705	3.797	2,157,980
	2016	3.659	3.705	2,398,526
	2015	3.688	3.659	2,587,995
	2014	3.515	3.688	3,086,425
	2013	3.637	3.515	3,464,023
	2012	3.463	3.637	3,884,980
	2011	3.274	3.463	4,035,449
International Socially Responsible Fund (Division 12)	2020	8.031	8.616	2,689,246
	2019	6.439	8.031	2,988,221
	2018	7.100	6.439	3,387,934
	2017	5.847	7.100	3,646,037
	2016	5.522	5.847	3,998,614
	2015	5.596	5.522	4,495,275
	2014	5.235	5.596	4,843,251
	2013	4.103	5.235	5,156,913
	2012	3.533	4.103	5,419,767
	2011	3.804	3.533	5,938,032
Government Money Market I Fund (Division 6)	2020	1.994	1.978	3,057,100
	2019	1.981	1.994	1,581,292
	2018	1.975	1.981	1,881,454
	2017	1.987	1.975	1,763,972
	2016	2.006	1.987	2,031,172
	2015	2.027	2.006	2,044,698
	2014	2.047	2.027	2,151,708
	2013	2.067	2.047	2,561,370
	2012	2.088	2.067	3,267,193
	2011	2.109	2.088	3,720,783

Government Securities Fund (Division 8)	2020	3.770	3.980	1,955,305
	2019	3.575	3.770	1,821,215
	2018	3.593	3.575	1,910,258
	2017	3.556	3.593	2,131,897
	2016	3.548	3.556	2,389,246
	2015	3.555	3.548	2,617,340
	2014	3.403	3.555	2,839,455
	2013	3.589	3.403	3,145,146
	2012	3.496	3.589	3,813,723
	2011	3.216	3.496	4,248,269
International Equities Index Fund (Division 11)	2020	2.267	2.410	11,249,415
	2019	1.888	2.267	12,338,750
	2018	2.211	1.888	14,402,970
	2017	1.795	2.211	15,083,454
	2016	1.790	1.795	15,758,959
	2015	1.827	1.790	17,982,788
	2014	1.952	1.827	19,861,858
	2013	1.657	1.952	21,349,048
	2012	1.430	1.657	23,216,528
	2011	1.662	1.430	26,556,822

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
International Government Bond Fund (Division 13)	2020	3.292	3.594	974,299
	2019	3.058	3.292	1,061,924
	2018	3.188	3.058	1,224,799
	2017	2.979	3.188	1,344,548
	2016	2.900	2.979	1,547,904
	2015	3.031	2.900	1,689,312
	2014	3.020	3.031	2,006,540
	2013	3.232	3.020	2,219,692
	2012	3.005	3.232	2,717,929
	2011	2.905	3.005	3,084,761

Mid Cap Index Fund (Division 4)	2020	26.892	30.166	7,115,590
	2019	21.607	26.892	8,190,076
	2018	24.643	21.607	9,273,258
	2017	21.474	24.643	10,342,298
	2016	17.980	21.474	11,380,359
	2015	18.627	17.980	12,753,189
	2014	17.196	18.627	14,077,790
	2013	13.048	17.196	15,383,990
	2012	11.215	13.048	16,846,928
	2011	11.559	11.215	18,821,190

Small Cap Index Fund (Division 14)	2020	8.478	10.029	6,719,570
	2019	6.843	8.478	7,726,535
	2018	7.786	6.843	8,618,024
	2017	6.875	7.786	9,534,986
	2016	5.730	6.875	10,520,984
	2015	6.060	5.730	11,581,597
	2014	5.842	6.060	12,751,276
	2013	4.256	5.842	14,042,745
	2012	3.705	4.256	15,252,529
	2011	3.910	3.705	16,843,242

Stock Index Fund (Division 10C)	2020	14.140	16.517	21,812,140
	2019	10.894	14.140	24,394,122
	2018	11.549	10.894	26.947,449
	2017	9.608	11.549	29,939,260
	2016	8.695	9.608	32,444,530
	2015	8.692	8.695	36,415,485
	2014	7.750	8.692	39,698,693
	2013	5.934	7.750	43,084,096
	2012	5.186	5.934	47,455,743
	2011	5.144	5.186	51,876,211

*	This Variable Account Option no longer invests in the applicable Fund as of May 24, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.

Summary

Independence Plus is VALIC’s combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Independence Plus’s major features is presented below. For a more detailed discussion of Independence Plus, please read the entire prospectus carefully.

Fixed and Variable Options

Independence Plus offers a choice from among 2 Fixed Account Options and 10 Variable Account Options. Each of the Variable Account Options is a series of VALIC Company I. Participants will not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your Contract is part of an employer’s retirement program, that program will describe which Variable Account Options are available to you. The two Fixed Account Options are Fixed Account Plus and the Short-Term Fixed Account that are each part of the general account assets of the Company. See the “Fixed Account Option” and “Variable Account Option” sections below.

Guaranteed Death Benefit

The Contract offers a death benefit upon the death of the Annuitant during the Purchase Period equal to the greater of Account Value or Purchase Payments reduced by withdrawals.

Transfers

There is no charge to transfer the money in your account among the Contract’s investment options. You may transfer your Account Value between Variable Account Options at any time during the Purchase Period, subject to certain rules. For more information on account transfers, see the “Transfers Between Investment Options” section in this prospectus.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. In Fixed Account Plus, up to 20% of your Account Value may be transferred during each Participant Year to other investment options.

Once you begin receiving annuity payments from your account (during the Payout Period), you may still transfer funds among Variable Account Options once every 365 days.

Fees and Charges

Account Maintenance Charge.    During the first Participant Year, a quarterly account maintenance charge of $5.00 is charged to your account. After the first Participant Year, the quarterly account maintenance charge is $3.75.

Surrender Charge.    Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled “Fees and Charges — Surrender Charge” section of the prospectus. When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

Premium Tax Charge.    Premium taxes ranging from zero to 3.5% are currently imposed by certain states and municipalities. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled “Fees and Charges — Premium Tax Charge.”

Separate Account Charges.    If you choose a Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of your Contract allocated to the Variable Account Option. Since some of these fees may not apply to your Contract, consult your VALIC financial professional to see how these provisions apply to you.

Payout Options

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the “Payout Period” section of this prospectus.

Federal Tax Information

Although deferred annuity contracts such as these Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended (“Code”) sections 403(b) or 401(k) and individual retirement plans (“IRAs”) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should see tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see “Federal Tax Matters” section in this prospectus.

Purchase Requirements

If the Contract is a flexible Purchase Payment Contract, Purchase Payments may be made at any time but each Purchase Payment must be at least $30 per Participant account. The amount of each Purchase Payment allocated to each Variable Account Option and Fixed Account Option must also be at least $30. If the Contract is a single Purchase Payment Contract, the minimum Purchase Payment is $1,000 per Participant account. These minimums may be waived where one purchaser, such as an employer, purchases a number of Contracts.

Cancellation — The “Free Look” Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. The free look does not apply to Participant certificates except in a limited number of states. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract as required.

Loans

Certain Contracts may offer a tax-free loan provision for tax-qualified Contracts, other than IRAs, which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer’s plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

General Information

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer’s plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options. You will be permitted to select up to seven investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called “Purchase Payments.” The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see “Purchase Period” and “Payout Period” section in this prospectus.

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. The name was changed to The Variable Annuity Life Insurance Company on November 5, 1968. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contracts. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation (“SAFG”), a holding company and VALIC’s indirect parent company, was acquired by American International Group, Inc., a Delaware corporation (“AIG”). As a result, VALIC is an indirect, wholly owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property and casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company (“American Home”), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company’s Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the “Guarantee”) with respect to contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time (“Point of Termination”). Pursuant to its terms, the Guarantee will not apply to any group or individual contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its contracts and certificates, regardless of issue date, in accordance with the terms of those contracts and certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 175 Water Street, New York, New York 10038. On or about May 14, 2021, American Home’s principal executive office will be relocated to 1271 Avenue of the Americas, New York, New York 10020. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG.

About VALIC Separate Account A

When you direct money to the Contract’s Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contracts. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Ten Divisions are available and represent the Variable Account Options in the Contracts. Each of these Divisions invests in a different Mutual Fund made available through the Contracts. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established VALIC Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).

VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the Contract Owner, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC’s, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day’s performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. (“ACS” or “Distributor”). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. For more information about the Distributor, see “Distribution of Variable Annuity Contracts” in the SAI.

The Contracts are no longer offered to new plans but may be available to participants in plans with an existing Contract. Previously, the Contracts were sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of FINRA. VALIC no longer pays commissions to financial professionals for sales or subsequent Purchase Payments made into the Contracts. In addition, the Company and the Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts.

However, VALIC maintains ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which VALIC makes sponsorship payments for general marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.

VALIC also has ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, VALIC may sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for VALIC. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.

These sponsorships may be considered endorsements of VALIC products, may result in additional annuity sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote VALIC’s products and services.

VALIC and/or its affiliates receive payments from fund sponsors and service providers that voluntarily choose to participate in, and that are designed to defray the costs associated with, VALIC-sponsored or affiliate-sponsored conferences, seminars, training or other educational events where such funds or other related services are discussed and that are attended by VALIC employees, employees of our affiliates and/or plan sponsors and plan consultants.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks.    We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the underlying Funds or our service providers will avoid losses affecting your Contract and personal information due to cyber-attacks or information security breaches in the future.

Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Purchase Unit values or process other Contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.

Fixed Account Options

The Contracts offer two guaranteed fixed options that are each part of the general account assets of the Company. These Assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

Fixed Account Plus — This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. Purchase Payments allocated to a Fixed Account Option will receive an initial rate of interest. There are limitations on transfers out of this option. If you transfer assets from Fixed Account Plus to a Variable Account Option, any assets transferred back into Fixed Account Plus within 90 days will receive the current rate of interest, which may be lower than the initial rate.

Short-Term Fixed Account — This account provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest.

Money allocated to a Fixed Account Option goes into VALIC’s general account. The general account consists of all of VALIC’s assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC Contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC’s general assets. Thus, we bear the entire investment risk for the Fixed Account Options.

Variable Account Options

The Contracts enable you to participate in Divisions that represent ten Variable Account Options, shown below. Your retirement program may limit the number of Variable Account Options in which you may invest. Certain additional limitations may also apply. See “About VALIC Separate Account A.”

Each individual Division represents and invests, through VALIC’s Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for Independence Plus. VALIC Company I is registered as an open-end management investment company and is regulated under the 1940 Act. A brief description of the investment objective and strategy of each Variable Account Option is shown below.

SunAmerica Asset Management, LLC (“SunAmerica”), an affiliate of VALIC due to common ownership, serves as sub-adviser to certain Mutual Funds.

For more detailed information about each investment option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.aigrs.com or you may call 1-800-448-2542 to request a copy. Please read the prospectus carefully before investing.

Description of Funds Available as Variable Account Options

Asset Allocation Fund — Seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long term debt securities and short-term money market securities. Adviser: VALIC. Sub-adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)

Capital Conservation Fund* — Seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities. Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC (“PineBridge”).

Core Bond Fund* — Seeks the highest possible total return consistent with conservation of capital through investments in medium- to high-quality fixed-income securities. Adviser: VALIC. Sub-adviser: PineBridge.

Government Money Market I Fund — Seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments. Adviser: VALIC. Sub-adviser: SunAmerica.

Government Securities Fund — Seeks high current income and protection of capital through investments in intermediate and long term U.S. Government and government-sponsored debt securities. Adviser: VALIC; Sub-Adviser: JPMIM

International Equities Index Fund — Seeks to provide long-term growth of capital through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index. Adviser: VALIC. Sub-adviser: SunAmerica.

International Government Bond Fund — Seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments. Adviser: VALIC. Sub-adviser: PineBridge.

International Socially Responsible Fund — Seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large- and mid-cap companies domiciled in the U.S., Europe, Japan and other developed markets. Adviser: VALIC. Sub-adviser: SunAmerica.

Mid Cap Index Fund — Seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index.** Adviser: VALIC. Sub-adviser: SunAmerica.

Small Cap Index Fund — Seeks growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index.*** Adviser: VALIC. Sub-adviser: SunAmerica.

Stock Index Fund — Seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index.** Adviser: VALIC. Sub-adviser: SunAmerica.

*	On or about May 24, 2021 the Capital Conservation Fund will reorganize into the Core Bond Fund, pending shareholder approval. The Core Bond Fund will be the surviving option and will be available as a Variable Account Option on and after May 24, 2021. After Market Close on May 21, 2021, all transfer, purchase, and redemption requests directed to a Variable Account Option that invests in the Capital Conservation Fund will be automatically directed to the Variable Account Option that invests in the Core Bond Fund.
**

“Standard & Poor’s®,” “S&P,” “S&P 500®” and “S&P MidCap 400®” are trademarks of Standard & Poor’s (“S&P”). The Mid Cap Index Fund and the Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in either Fund.

***	The Russell® 2000 Index is a trademark/servicemark of the Frank Russell Trust Company. Russell™ is a trademark of the Frank Russell Company.

Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You must establish an account through a financial professional. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, then your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below).

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

Contract Type	Initial Payment	Subsequent Payment
Periodic Payment	$30	$30
Single Payment	$1,000	-0-

Purchase Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

•

Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected;

•	Reject the application and return the Purchase Payment; or

•

Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

•

Return Purchase Payments. If we do not have your name, address or Social Security Number (“SSN”), we will return the Purchase Payment to your employer unless this information is immediately provided to us;

•

Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an “Employer-Directed” account invested in the Government Money Market I Fund (Division 6), or other investment options chosen by your employer. If your employer chooses another investment option other than the Government Money Market I Fund (Division 6), the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

•

Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a “starter” account invested in the Government Money Market I Fund (Division 6) option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer’s or the individual’s responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be “in good order” before it can be posted to your account. “In good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or group number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee’s name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as “Number of Shares” and the Purchase Unit values may be shown as “Share Price” on some account statements. See “Purchase Unit Value” in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for the Fixed Account Options

You may allocate all or a portion of your Purchase Payments to the Fixed Account Options listed in this prospectus as permitted by your retirement program. A complete discussion of the Fixed Account Options may be found in the “Fixed Account Options” section in this prospectus. The value of your Fixed Account Option is calculated on a given Business Day as shown below:

The value of your Fixed Account Option
=	(equals) All Purchase Payments made to the Fixed Account Option
+	(plus) Amounts transferred from the Variable Account Option to the Fixed Account Option
+	(plus) All interest earned
–	(minus) Amounts transferred or withdrawn from Fixed Account Option (including applicable fees and charges).

Calculation of Value for the Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. As noted elsewhere in the prospectus, you will not be permitted to select from more than seven investment options. A complete discussion of the Variable Account Options may be found in the “Variable Account Options” section in this prospectus. Based upon a Variable Account Option’s Purchase Unit value, your account will be credited with the applicable number of Purchase Units, including any dividends or capital gains declared on behalf of the underlying Funds as of that day. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. See “Fees and Charges” section of this prospectus. Because Purchase Unit values for each Variable Account Option changes each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I Fund (Division 6) may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Government Money Market I Fund will lose value.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closures will be subject to applicable distribution restrictions under the Contract and/or under your employer’s plan.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Independence Plus without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.aigrs.com. Your employer’s plan may also limit your rights to transfer.

During the Purchase Period — Policy Against Market Timing and Frequent Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund’s performance to suffer, and exerts downward pressure on the fund’s price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If Contract Owner Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the Contract Owner will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

•	Plan-level or employer-initiated transactions;

•	Purchase transactions involving transfers of assets or rollovers;

•	Retirement plan contributions, loans, and distributions (including hardship withdrawals);

•	Roth IRA conversions or IRA recharacterizations;

•	Systematic purchases or redemptions;

•	Systematic account rebalancing; or

•	Trades of less than $5,000.

As described in a Fund’s prospectus and SAI, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer’s benefit plan may limit an investor’s rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, a Contract Owner’s account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option	% of Account Value	Frequency	Other Restrictions
Fixed Account Plus:	Up to 20% per Participant Year	Any time	If you transfer assets from Fixed Account Plus to a Variable Account Option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase Payments.(1)

Fixed Account Plus:	Up to 100%	Any time	Available if your Account Value is less than or equal to $500.

Short-Term Fixed Account:	Up to 100%	Any time	After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

(1)	Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer’s retirement plan.
(2)	VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial professionals or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

•	The date of receipt, if received in our Home Office before Market Close; otherwise,

•	The next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfers instructions must be given in writing and mailed to our Home Office.

Transfers may be made from the Contract’s investment options, subject to the following restrictions:

Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout:	Not permitted	N/A

Fees and Charges

By investing in Independence Plus, you may be subject to the following basic types of fees and charges:

•	Account Maintenance Charge

•	Surrender Charge

•	Premium Tax Charge

•	Separate Account Charges

•	Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Tables” section of this prospectus.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $5.00 will be deducted on the last Business Day of each calendar quarter following receipt of the first purchase payment during the first Participant Year. After the first Participant Year, the quarterly account maintenance charge is $3.75. We will sell Purchase Units from your account to pay the account maintenance charge. The charge will be assessed equally among the Variable Account Options and Fixed Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Contracts.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see “Surrender of Account Value” in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amount of Surrender Charge.    A surrender charge will be the lesser of:

•	Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

•	Five percent (5%) of the amount withdrawn.

10% Free Withdrawal.    In any Participant Year, the first withdrawal of up to 10% of the Account Value will not be subject to a surrender charge. The surrender charge will apply to the lesser of any amount withdrawn that exceeds this 10% limit or the amount of the surrender attributable to Purchase Payments received during the most recent 60 months. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See “Federal Tax Matters” for more information.

Exceptions to Surrender Charge.    No surrender charge will be applied:

•	To money applied to provide a Payout Option;

•	To death benefits;

•	If no Purchase Payments have been received during the 60 months prior to the date of surrender;

•	If your account has been in effect for 15 years or longer;

•	If your account has been in effect for 5 years or longer, and you have attained age 59 1/2; or

•

If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges

There will be a mortality and expense risk fee applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under Independence Plus. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit, which may be higher than your Account Value. For more information about the death benefit see the “Death Benefit” section in this prospectus. The expense risk is our obligation to cover the cost of issuing and administering Independence Plus, no matter how large the cost may be. Separate Account Charges are not applied to Variable Investment Options during the Payout Period. For more information about the mortality and expense risk fee, see the “Fee Tables” in this prospectus.

Other Charges

We reserve the right to charge for certain taxes (in addition to premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Such withdrawals will be identified on applicable participant account reports.

Plan loans from the Fixed Account options may be allowed by your employer’s plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer’s plan permits, you may apply all or a portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Option upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option, a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

•	Type and duration of payout option chosen;

•	Your age or your age and the age of your survivor(1);

•	Your gender or your gender and the gender of your survivor(1) (IRAs and certain nonqualified contracts);

•	The portion of your Account Value being applied; and

•	The payout rate being applied and the frequency of the payments.

(1)	This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An “Assumed Investment Rate” or “AIR” is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit values are calculated, see the SAI.

In determining the first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the AIR, subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than the AIR, subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

•	From your existing Variable Account Options (payment will vary); with a

•	Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

•

The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the Contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC’s consent.

•

The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

•	Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

•

In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

•

Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 72 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

•

All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

•	The Contracts may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans (“SEPs”) or IRAs, see “Federal Tax Matters” in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options for a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment.

•

Life Only — payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

•

Life with Guaranteed Period — payments are made to you during your lifetime, but if you die before the guaranteed period has expired, payments will continue to the Beneficiary for the rest of the guaranteed period.

•

Life with Cash or Unit Refund — payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant’s Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant’s Account as of the date we receive Proof of Death, less the Payout Payments.

•

Joint and Survivor Life — payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment, the first Payout Payment will be made to the second designated person. If both Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

•

Payment for a Designated Period — payments are made to you for a select number of years between three and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed. Payment for a designated period is available as a fixed payout option only.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See “Federal Tax Matters” section in this prospectus.

If a payout option selection is not made at least 30 days before the Payout Date, then:

•	Payments will be made under the life with guaranteed period option;

•	The payments will be guaranteed for a 10 year period;

•	The payments will be based on the allocation used for the Participant’s Purchase Payments;

•	The Fixed Account Options will be used to distribute payments to the Participant on a fixed payout basis; and

•	The Variable Account Options will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

Surrender of Account Value

When Surrenders are Allowed

You may withdraw all or part of your Account Value during the Purchase Period if:

•	allowed under federal and state law; and

•	allowed under your employer’s plan.

For Purchase Payments that are contributions made under your employer’s plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See “Surrender Restrictions” section of the prospectus.

For an explanation of charges that may apply if you surrender your Account Value, see “Fees and Charges” in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund’s shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender request for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears. We may defer payment of the surrender value in the Fixed Account Options for up to 6 months. Interest will be paid on such amounts if payment of Fixed Account Option surrender value is deferred for 30 calendar days or more.

Amount that May be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

Allowed Surrender Value	= (equals) The Account Value next computed after your properly completed request for surrender is received in our Home Office	- (minus) Any applicable surrender charge

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to 403(b) annuity contracts are subject to restrictions specified in Treasury regulations as specifically imposed under the employer’s plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

•	death benefits; and

•	certain small amounts approved by the State of Florida.

Under the Louisiana State Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options and Variable Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

The amount surrendered + (plus) Any surrender charge	÷ (divided by)	Your Purchase Units next computed after the written request for surrender is received at our Home Office.

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

Exchange Privileges

From time to time, we may allow you to exchange an older variable annuity issued by VALIC for a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be paid.

Beneficiary Information

The Beneficiary may receive death benefits:

•	In a lump sum;

•	In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

•	In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries.    A spousal Beneficiary may receive death benefits as shown above or, in the case of a qualified Contract, may delay any distributions until the Annuitant would have reached age 72 or roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates. In the case of a nonqualified Contract, spousal Beneficiary may receive death benefits as shown above or may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses.    If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

•	In full within 5 years after the year of the Annuitant’s death; or

•	By payments beginning within 1 year after the year of the Annuitant’s death under:

1.	A life annuity;

2.	A life annuity with payments guaranteed to be made for at least a specified fixed period; or

3.	An annuity or other stream of payments for a designated period not exceeding the Beneficiary’s life expectancy.

If the Annuitant dies before the beginning of the Payout Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant’s death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner’s estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the Internal Revenue Service (the “IRS”). In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See “Federal Tax Matters” section in this prospectus.

During the Purchase Period

If death occurs during the Purchase Period, the death benefit will be the greater of:

•	The Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

•	100% of Purchase Payments (to the Fixed and/ or the Variable Account Options)
–	(minus)

The amount of all prior withdrawals and any portion of Account Value applied under a payout option

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the “Payout Period” section of this prospectus.

•	If the life only option or joint and survivor life option was chosen, there will be no death benefit.

•

If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

1.	Receive the present value of any remaining payments in a lump sum;

2.	Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or

3.	Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

Other Contract Features

Changes that may not be Made

The following terms in the Contracts may not be changed once your account has been established:

•	The Contract Owner (except for an individual nonqualified Contract);

•	The Participant; and

•	The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time. Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant’s estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner, or the Contract Owner’s estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary’s estate.

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation — The “Free Look” Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the “free look” period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer’s Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer’s plan when reviewing the description of the Contracts in this prospectus.

Plan loans from the Fixed Account Options may be allowed by your employer’s plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan, if permitted by state law, and to limit the number of outstanding loans.

Voting Rights

As discussed in the “About VALIC Separate Account A” section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provision in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period.    The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been Paid.    The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under “Premium Tax Charge.” Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer’s tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

•	Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

•	Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

•	Section 408(b) traditional IRAs;

•	Section 408A Roth IRAs;

•	Section 457 deferred compensation plans of governmental and tax-exempt employers;

•	Section 408(k) SEPs and SARSEPs; and

•	Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are “Qualified Contracts.”

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute “investment in the Contract.” All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as “amounts not received as an annuity” in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified disaster distributions from retirement funds.

On March 30, 2010, the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, is at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

On December 20, 2019 the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1 include: an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, from the previous age of 70 1/2; new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner; elimination of the age 70 1/2 restriction on IRA contributions (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 1/2 IRA contributions); a new exception to the 10% additional tax on early distributions, for the birth or adoption of a child, which also became an allowable plan distribution event; and, reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 1/2. The foregoing is not an exhaustive list. The SECURE Act included many additional provisions affecting Qualified Contracts.

In 2019 and 2020, the IRS issued multiple letter rulings to individual insurance companies recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of nonqualified contracts as non-taxable withdrawals from the contracts. IRS letter rulings generally may only be relied upon by the party to whom they are issued.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was signed into law on March 27, 2020, provided greater access to assets held in tax-qualified retirement plans and IRAs. The relief provided in the Act:

•	Expanded distribution and loan (including loan repayment) rules for certain retirement accounts in employer plans and IRAs, for qualifying distributions;

•	Waived the 10% additional tax on the qualifying distributions, if they are considered early distributions (generally, distributions prior to age 59 1/2); and

•	Provided a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs which were due to be paid in 2020.

Some provisions in the Act are subject to the terms of an employer’s retirement plan.

It is the understanding of VALIC confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations.    On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan’s administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of Employee Retirement Income Security Act of 1974, as amended (“ERISA”) may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 27, 2021, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.

Financial Statements

The financial statements of the Company, the Separate Account and American Home (if applicable to you) are available on the SEC’s web site at www.sec.gov. You may request a free copy of the Statement of Additional Information, which includes the financial statements, by contacting our Annuity Service Center at 1-800-448-2542 or by mail at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570, We encourage both existing and prospective contract owners to read and understand the financial statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information	2
Federal Tax Matters	2
Exchange Privilege	12
Calculation of Surrender Charge	13
Purchase Unit Value	14
Payout Payments	15
Distribution of Variable Annuity Contracts	17
Experts	17
Comments on Financial Statements	17

The Independence Plus Contract Series is composed of Contract Forms UIT-585-96 and UITG-585-96.

© 2021 American International Group, Inc.

All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER GROUP AND

INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

INDEPENDENCE PLUS CONTRACT SERIES

STATEMENT OF ADDITIONAL INFORMATION

FORM N-4 PART B

May 3, 2021

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the prospectus for the Independence Plus Contract Series* dated May 3, 2021 (“Contracts”) and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the “Company”) at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105 or 1-800-448-2542. Prospectuses are also available on the internet at www.aigrs.com.

(* The Independence Plus Contract Series is composed of Contract Forms UIT-585-96 and UITG-585-96.)

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GENERAL INFORMATION

Flexible payment Contracts are offered in connection with the prospectus to which this SAI relates. Under flexible payment deferred annuity Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. The Contracts are non-participating and will not share in any of the profits of the Company.

FEDERAL TAX MATTERS

Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.

This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.

It is VALIC’s understanding, confirmed by Internal Revenue Service (“IRS”) Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended (“Code” or “IRC”) does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

Tax Consequences of Purchase Payments

403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.

For 2021, your elective deferrals are generally limited to $19,500. If available under the terms of your employer-sponsored plan, individuals with 15 or more years of service with certain qualifying employers may be eligible to contribute up to an additional $3,000 in deferrals, subject to certain limitations based upon prior such contributions and contributions generally. In addition age-based “catch-up” contributions of up to $6,500 are permitted for individuals who will be age 50 by the end of the 2021 calendar year. When applicable, the additional contribution for individuals with 15 or more years of service with the employer, and the age-based catch-up, may be used in the same year. However, the 15 year contribution must be applied first. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $58,000, or up to 100% of “includible

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compensation” as defined in the Code for 403(b) plans. The 15 year contributions and age-based catch-up contributions generally are in addition to these limitations. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.

408(b) Individual Retirement Annuities (“408(b) IRAs” or “Traditional IRAs”). For 2021, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser $6,000 or 100% of compensation ($7,000 if you are age 50 or older), and are generally fully deductible in 2021 only by individuals who:

(i)	are not active Participants in another retirement plan, and are not married;

(ii)

are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple’s adjusted gross income is less than $198,000;

(iii)	are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $66,000; or

(iv)	are active Participants in another retirement plan, are married, and have adjusted gross income of less than $105,000.

Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses’ Contracts cannot exceed the lesser of $12,000 or 100% of the working spouse’s earned income, and no more than $6,000 may be contributed to either spouse’s IRA for any year. The $12,000 limit increases to $14,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:

(i)	$6,000 ($7,000 if you are age 50 or older; $12,000 for you and your spouse’s IRAs, or $14,000 if you are both age 50 or older) or 100% of compensation; or

(ii)	your applicable IRA deduction limit.

You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

408A Roth Individual Retirement Annuities (“408A Roth IRAs” or “Roth IRAs”). For 2021, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $6,000 or 100% of compensation ($7,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

(i)	are unmarried and have adjusted gross income of less than $125,000; or

(ii)	are married and filing jointly, and have adjusted gross income of less than $198,000.

The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified adjusted gross income is between $198,000 and $208,000 for those who are married filing joint returns. No contribution may be made for those with modified adjusted gross income over $208,000. Similarly, the contribution is reduced for those who are single with modified adjusted gross income between $125,000 and $140,000, with no contribution for singles with modified adjusted gross income over $140,000. Similarly, individuals who are married

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and filing separate returns and whose modified adjusted gross income is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified adjusted gross income between $0 and $10,000.

All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.

This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2021, if the program is an Eligible Deferred Compensation Plan (an “EDCP”), you and your employer may contribute (and defer tax on) the lesser of $19,500 or 100% of your “includible” compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,500 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.

The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer’s general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions and, where applicable, any trust under which the Contract may be held.

Simplified Employee Pension Plan (“SEP”). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees’ compensation. Employer contributions are excludable from employees’ taxable income. For 2021, the employer may contribute up to 25% of your eligible compensation or $58,000, whichever is less.

Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2021, the limit is $19,500. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2021, employee salary reduction contributions cannot exceed $13,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

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Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The assets invested in the Contract are owned by the employer and remains subject to the claims of the employer’s general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)	attainment of age 59 1⁄2;

(2)	severance from employment;

(3)	death;

(4)	disability;

(5)	qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon);

(6)	termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan); or

(7)	birth or adoption of a child (subject to limitations).

Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

A plan under which a 403(b) annuity is held may impose additional restrictions.

As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)	distributions of Roth 403(b) contributions;

(2)	qualified distributions of earnings on Roth 403(b) contributions; and

(3)	other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. “Qualified” distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1⁄2, upon death or disability are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer’s Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

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401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee’s after-tax contributions (investment in the Contract). If you or your Beneficiary receive a “lump sum distribution” (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities except that for plan years beginning after December 31, 2018, earnings on elective deferrals may be included in qualified hardship distributions from 401(k) plans. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

408A Roth IRAs. “Qualified” distributions upon attainment of age 59 1⁄2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner’s investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

When payments are received as an annuity, the Contract Owner’s investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences — Early Distribution

403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1⁄2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1)	death;
(2)	disability;

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(3)	separation from service after a Participant reaches age 55 (age 50 for public safety employees of a governmental plan) (only applies to 403(b), 401(a)/(k) and 403(a) plans);
(4)

separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1⁄2 ;

(5)	distributions that do not exceed the employee’s tax-deductible medical expenses for the taxable year of receipt;
(6)	distributions to an alternate payee pursuant to a domestic relations order;
(7)	qualifying disaster distributions; and
(8)	qualifying distributions upon the birth or adoption of a child.

Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

(1)	distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

(2)	distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

(3)	distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive weeks.

408A Roth IRAs. Distributions, other than “qualified” distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

457 Plans. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 59 1⁄2 , for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient’s gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax. The plan may impose additional restrictions on distributions.

Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1⁄2 under a nonqualified Contract, unless the distribution is:

(1)	to a Beneficiary on or after the Contract Owner’s death;

(2)	upon the Contract Owner’s disability;

(3)

part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1⁄2;

(4)	made under an immediate annuity contract; or

(5)	allocable to Purchase Payments made before August 14, 1982.

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Special Tax Consequences — Required Distributions

403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1⁄2 (or age 72, for individuals born on or after July 1, 1949), or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS’ Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary not more than 10 years younger than the Participant, or if the Participant’s spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i)	must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

(ii)	the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the “50% rule”).

The 50% rule will not apply if a Participant’s spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

At the Participant’s death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant’s or the designated Beneficiary’s life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant’s spouse.

Beginning January 1, 2022 for certain governmental and collectively bargained retirement plans, and January 1, 2020 for all others: the maximum period for payments to a beneficiary who is not:

•	the surviving spouse of the plan participant or IRA owner;

•	a minor child of such plan participant or IRA owner;

•	a qualifying special needs beneficiary; or

•	not more than ten years younger than such plan participant or IRA owner;

generally will be limited to a maximum ten year distribution period following the death of the plan participant or IRA owner. Additional rules, requirements and exceptions may apply. Individuals should consult their personal tax advisor.

A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides.

401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts and multiple plans may not be aggregated to satisfy the requirement.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1)	there is no exception for pre-1987 amounts; and

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(2)	there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1⁄2 (or age 72, as applicable) is attained.

A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans, do not apply to 408A Roth IRAs during the Contract Owner’s lifetime, but generally do apply after the Contract Owner’s death.

A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner’s lifetime and generally do not limit the duration of annuity payments.

At the Contract Owner’s death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person or if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant’s spouse.

Tax-Free Rollovers, Transfers and Exchanges

403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs, are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

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Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

457 Plans. Tax-free transfers of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs, are permitted under certain circumstances.

Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035 of the Code, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

•	A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

•	A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

•	Taxable accounts such as savings accounts.

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as “Taxable Account”); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as “Nonqualified Contract Tax-Deferred Annuity”); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as “Tax-Deferred Annuity”). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

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Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

Paycheck Comparison

	Tax-Favored Retirement Program	Taxable Account
Annual amount available for savings before federal taxes	$2,400	$2,400
Current federal income tax due on Purchase Payments	0	$(600)
Net retirement plan Purchase Payments	$2,400	$1,800

This chart assumes a 25% federal income tax rate. The $600 paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Foreign Account Tax Compliance Act (“FATCA”)

U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

Other Withholding Tax

A non-resident Contract Owner that is not exempt from U.S. federal withholding tax should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

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Exchange Privilege

From time to time, we may allow you to exchange an older variable annuity issued by VALIC into VALIC’s Portfolio Director Plus Fixed and Variable Annuity Product (“Portfolio Director”), a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. You may exchange the Contracts into Portfolio Director as discussed below. See the Portfolio Director prospectus for more details concerning the Portfolio Director investment options and associated fees.

Exchanges From Independence Plus Contracts

(UIT-585 and UITG-585)

Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender in that contract year (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under “Surrender Charge” in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant’s Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. See the Portfolio Director prospectus for information on variable and fixed account options.

Annuity Options. Annuity options under the Contracts provide for payments on a fixed or variable basis, or a combination of both. The Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts

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and Portfolio Director both provide for “betterment of rates.” Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

CALCULATION OF SURRENDER CHARGE

The surrender charge is discussed in the prospectus under “Fees and Charges--Surrender Charge.” Examples of calculation of the surrender charge upon total and partial surrender are set forth below.

Illustration of Surrender Charge on Total Surrender

Transaction History

Date	Transaction	Amount

10/1/94	Purchase Payment	$10,000
10/1/95	Purchase Payment	$5,000
10/1/96	Purchase Payment	$15,000
10/1/97	Purchase Payment	$2,000
10/1/98	Purchase Payment	$3,000
10/1/99	Purchase Payment	$4,000
	Total Purchase Payments (Assumes Account Value is $50,000)	$39,000
12/31/99	Total Surrender

Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 36 months of Purchase Payments

1. Surrender Charge against Purchase Payment of 10/1/94	$0
2. Surrender Charge against Purchase Payment of 10/1/95 (0.05 X $5,000)	$250
3. Surrender Charge against Purchase Payment of 10/1/96 (0.05 X $15,000)	$750
4. Surrender Charge against Purchase Payment of 10/1/97 (0.05 X $2,000)	$100
5. Surrender Charge against Purchase Payment of 10/1/98 (0.05 X $3,000)	$150
6. Surrender Charge against Purchase Payment of 10/1/99 (0.05 X $4,000)	$200
Surrender Charge based on Purchase Payments (1+2+3+4+5+6)	$1,450

b. Surrender charge calculated on the excess over 10% of the Account Value at the time of surrender:

Account Value at time of surrender	$50,000
Less 10% not subject to surrender charge	-5,000

Subject to surrender charge	45,000
	X.05

Surrender Charge based on Account Value	$2,250	$2,250
Surrender Charge is the lesser of a or b		$1,450

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender

Transaction History (Assumes No Interest Earned)

Date	Transaction	Amount

10/1/94	Purchase Payment	$5,000
10/1/95	Purchase Payment	$15,000
10/1/96	Purchase Payment	$2,000
10/1/97	Purchase Payment	$3,000
10/1/98	Purchase Payment	$4,000

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10/1/99	Purchase Payment	$10,000
	10% Partial Surrender (Assumes
	Account Value is $39,000)	$3,900
12/1/00	Full Surrender	$35,100

a.	Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units.

10% of $39,000=$3,900 [no charge on this 10% withdrawal].

b.	The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000-$3,900=$35,100.

c.	The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05=$1,755.

d.

Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05)=$1,450.

PURCHASE UNIT VALUE

Purchase Unit value is discussed in the prospectus under “Purchase Period.” The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

Gross Investment Rate
=	(equals) The Division’s investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
÷	(divided by) The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

Net Investment Rate
=	(equals) Gross Investment Rate (calculated in Step 1)
–	(minus) Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

Purchase Unit Value for that day.
=	(equals) Purchase Unit Value for immediate preceding day.
×	(multiplied by) Net Investment Rate (as calculated in Step 2) plus 1.00.

The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

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Illustration of Calculation of Purchase Unit Value

1.	Purchase Unit value, beginning of period	$1.800000
2.	Value of Fund share, beginning of period	21.200000
3.	Change in value of Fund share	.500000
4.	Gross investment return (3) divided by (2)	.023585
5.	Daily separate account fee	$.000027

6.	Net investment return (4)-(5)	.023558

7.	Net investment factor 1.000000+ (6)	$1.023558

8.	Purchase Unit value, end of period (1) X (7)	$1.842404

Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

1.	First Periodic Purchase Payment	$100.00
2.	Purchase Unit value on effective date of purchase (see Example above)	$1.800000
3.	Number of Purchase Units purchased (1) divided by (2)	55.556
4.	Purchase Unit value for valuation date following purchase (See Example above)	$1.842404

5.	Value of Purchase Units in account for valuation date following purchase (3) X (4)	$102.36

PAYOUT PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2% or 5% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed Payout Payment.

In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage

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points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See “Purchase Period” in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under “Payout Period.”

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

Illustration of Calculation of Payout Unit Value

Example:

1.	Payout Unit value, beginning of period	$.980000
2.	Net investment factor for Period (see Example 3)	1.023558
3.	Daily adjustments for 3 1/2% Assumed Investment Rate	.999906
4.	(2) X (3)	1.023462
5.	Payout Unit value, end of period (1) X (4)	$1.002993

Illustration of Payout Payments

Example: Annuitant age 65, Life Annuity with 120 Payments Certain

1.	Number of Purchase Units at Payout Date	10,000.00
2.	Purchase Unit value (see Example 3)	$1.800000
3.	Account Value of Contract (1) X (2)	$18,000.00
4.	First monthly Payout Payment per $1,000 of Account Value	$5.63
5.	First monthly Payout Payment (3) X (4) (division sign)1,000	$101.34
6.	Payout Unit value (see Example 8)	$.980000
7.	Number of Payout Units (5)(division sign) (6)	$103.408
8.	Assume Payout Unit value for second month equal to	$.997000
9.	Second monthly Payout Payment (7) X (8)	$103.10
10.	Assume Payout Unit value for third month equal to	$.953000
11.	Third monthly Payout Payment (7) X (10)	$98.55

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DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia.

The Contracts are no longer offered to new plans but may be available to participants in plans with an existing Contract. Previously, the Contracts were sold in a continuous offering by licensed insurance agents who were registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority (“FINRA”).

AIG Capital Services, Inc. (“Distributor”) is the distributor for VALIC Separate Account A. Distributor, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. The Distributor is a Delaware corporation and a member of FINRA.

VALIC no longer pays commissions to financial professionals for sales or subsequent Purchase Payments made into the Contracts. The commissions which were paid by the Company did not result in any charge to Contract Owners or to VALIC Separate Account A.

Pursuant to its underwriting agreement with the Distributor and the VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. The Company has not paid any sales commissions with respect to sales of the Contract for the past three fiscal years ended December 31.

EXPERTS

PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A, The Variable Annuity Life Insurance Company (“VALIC”), and American Home Assurance Company.

You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.

The following financial statements are included on Form N-VPFS filed on April 23, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2020 and for each of the two years in the period ended December 31, 2020

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The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020

-	The Audited Statutory Financial Statements of American Home Assurance Company as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020

COMMENTS ON FINANCIAL STATEMENTS

The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

Divisions 4, 5, 6, 7, 8, 10C, 11, 12, 13 and 14 are the only Divisions available under the Contracts described in the prospectus.

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You should only consider the statutory financial statements of American Home Assurance Company that we include in this SAI as bearing on the ability of American Home Assurance Company, as guarantor, to meet its obligations under the guarantee with respect to Contracts with a date of issue of December 29, 2006 or earlier.

© 2021 American International Group, Inc.

All Rights Reserved.

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Part C — Other Information
Item 24.     Financial Statements and Exhibits
(a)   Financial Statements
The following financial statements are included in Part B of this Registration Statement:
•	The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2020 and for each of the two years in the period ended December 31, 2020.
•	The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020.
•	The Audited Statutory Financial Statements of American Home Assurance Company as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020.
(b)   Exhibits
Exhibit Number	Description	Location
(1)(a)	Resolution adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979, establishing The Variable Annuity Life Insurance Company Separate Account A.	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(1)(b)	Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors.	Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, Accession No. 0000950129-03-002383.
(2)	Not Applicable.
(3)	Distribution Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and AIG Capital Services, Inc. effective December 31, 2018.	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2019, Accession No. 0001193125-19-128514.
(4)(a)	Form of Individual Annuity Contract (Form UIT-585-96).	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(4)(b)	Form of Group Annuity Contract (Form UITG-585-96).	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(4)(c)	Form of Certificate of Participation under Group Annuity Contract (Form UITG-CB-585-96).	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(4)(d)	Contract Endorsement Form	Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 28, 2020, Accession No. 001683863-20-006208
(5)(a)	Form of Application for Annuity Contract (UIT-585-96 and UITG-CB-585-96).	Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998, Accession No. 0000950129-98-001760.

Exhibit Number	Description	Location
(5)(b)	Form of Group Master Application for Flexible Payment Group Annuity Contract (Form UITG-585-96).	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(6)(a)	Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989.	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(6)(b)	Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company as amended through April 28, 1989, effective March 28, 1990.	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(6)(c)	Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through July 18, 2001.	Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, Accession No. 0000950129-03-002383.
(7)	Not Applicable.
(8)(a)	General Guarantee Agreement between The Variable Annuity Life Insurance Company and American Home Assurance Company.	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-124398/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, Accession No. 0000354912-05-000050.
(8)(b)	Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006.	Incorporated by reference to Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 124 under The Investment Company Act of 1940, File Nos. 333-124398 and 811-03240, filed on May 1, 2007, Accession No. 0000950129-07-009704.
(8)(c)(i)	Amended and Restated Unconditional Capital Maintenance Agreement Between American International Group, Inc. and The Variable Annuity Life Insurance Company effective February 18, 2014.	Incorporated by reference to Post-Effective Amendment No. 13 under the Securities Act of 1933 and Amendment No. 204 under The Investment Company Act of 1940, File Nos. 333-124398 and 811-03240, filed on April 30, 2014, Accession No. 0001193125-14-172750.
(8)(c)(ii)	CMA Termination Agreement effective October 31, 2014.	Incorporated by reference to Post-Effective Amendment No. 45 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession No. 0001193125-14-452203.
(9)(a)	Opinion and Consent of Counsel for Depositor.	Incorporated by reference to Post-Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 112 under The Investment Company Act of 1940, File Nos. 333-124398 and 811-03240, filed on October 25, 2005, Accession No. 0000950129-05-010060.
(9)(b)	Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company.	Incorporated by reference to Post-Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 112 under The Investment Company Act of 1940, File Nos. 333-124398 and 811-03240, filed on October 25, 2005, Accession No. 0000950129-05-010060.
(10)	Consent of Independent Registered Public Accounting Firm — PricewaterhouseCoopers LLP.	Filed herewith.
(11)	Not Applicable.
(12)	Not Applicable.

Exhibit Number	Description	Location
(13)	Calculation of standard and nonstandard performance information.	Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.
(14)(a)	Power of Attorney — The Variable Annuity Life Insurance Company.	Filed herewith.
(14)(b)	Power of Attorney — American Home Assurance Company.	Filed herewith.
(15)	Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions.	Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998, Accession No. 0000950129-98-001760.

Item 25.     Directors and Officers of the Depositor
The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
Kevin T. Hogan (3)	Director, Chairman of the Board, Chief Executive Officer, and President
Katherine A. Anderson	Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer	Director, Executive Vice President and Chief Financial Officer
Terrie N. Fiedler	Director
Michael P. Harwood	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Robert J. Scheinerman	Director, Chief Executive Officer, Group Retirement
Alireza Vaseghi	Director, Senior Vice President and Chief Investment Officer
Jonathan J. Novak	Chief Executive Officer, Institutional Markets
Todd A. McGrath	Executive Vice President and Chief Operating Officer
Glenn R. Harris	Executive Vice President
Eric S. Levy	Executive Vice President
Craig A. Anderson	Senior Vice President and Life Controller
Kara R. Boling	Senior Vice President, Operations
Roger A. Craig	Senior Vice President, General Counsel and Assistant Secretary
David Ditillo	Senior Vice President and Chief Information Officer
Kyle L. Jennings	Senior Vice President and Chief Compliance Officer
Christopher V. Muchmore (1)	Senior Vice President, Chief Financial Officer, Individual Retirement
Sai P. Raman	Senior Vice President, Institutional Markets
Christine A. Nixon (1)	Senior Vice President
Justin J. W. Caulfield (2)	Vice President and Treasurer
Julie Cotton Hearne	Vice President and Secretary
Daniel R. Cricks	Vice President and Tax Officer
Lisa K. Gerhart	Vice President and Assistant Life Controller
Christina M. Haley (1)	Vice President, Product Filing
Mark J. Happe	Vice President, 38a-1 Compliance Officer
Tracey E. Harris	Vice President, Product Filing
Frank Kophamel	Vice President and Appointed Actuary
Stephen G. Lunanuova (4)	Vice President and Tax Officer
Barbara J. Moore	Vice President and Tax Officer
Mary M. Newitt (1)	Vice President, Product Filing
Mallary L. Reznik (1)	Vice President and Assistant Secretary
T. Clay Spires	Vice President and Tax Officer
Michelle D. Campion (3)	Vice President
Jeffrey S. Flinn	Vice President
Manda Ghaferi (1)	Vice President
Christopher J. Hobson	Vice President
Jennifer N. Miller (3)	Vice President
Stewart R. Polakov (1)	Vice President
Nicolas Berg	Vice President
Amanda K. Ouslander	Anti-Money Laundering and Economic Sanctions Compliance Officer
Rosemary Foster	Assistant Secretary
Virginia N. Puzon (1)	Assistant Secretary
Marjorie D. Washington	Assistant Secretary
Lloyd J. Bellow	Assistant Tax Officer
Laszlo Kulin (4)	Investment Tax Officer
Michael F. Mulligan	Head of International Pension Risk Transfer
Staci Smith	Manager, State Filings
Melissa H. Cozart	Privacy Officer

(1)	21650 Oxnard Street, Woodland Hills, CA 91367
(2)	175 Water Street, New York, NY 10038
(3)	777 S. Figueroa Street, Los Angeles, CA 90017
(4)	80 Pine Street, New York, NY 10005
Item 26.     Persons Controlled By or Under Common Control with Depositor or Registrant
The Registrant is a separate account of The Variable Annuity Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.’s Form 10-K, SEC File No. 001-08787, Accession No. 0001104659-21-025742, filed on February 19, 2021. Exhibit 21 is incorporated herein by reference.
Item 27.     Number of Contracts Owners
As of February 28, 2021, there were 15,560 qualified individual contracts and 8,396 qualified group contracts in Independence Plus. As of the same date, there were 533 non-qualified individual contracts and 382 non-qualified group contracts in Independence Plus.
Item 28.     Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Variable Annuity Life Insurance Company
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 29.     Principal Underwriter
(a)   AIG Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B
The Variable Annuity Life Insurance Company
Separate Account A
(b)   Directors, Officers and principal place of business:
Officer/Directors*	Position
James T. Nichols(1)	Director, President and Chief Executive Officer
Terri Nowak Fiedler(2)	Director, Senior Vice President and Chief Distribution Officer
Todd P. Solash	Director
Frank Curran(1)	Chief Financial Officer, Chief Operations Officer, Controller, Vice President and Treasurer
Michael Fortey(2)	Chief Compliance Officer
John T. Genoy(1)	Vice President
Mallary L. Reznik	Vice President
Daniel R. Cricks(2)	Vice President, Tax Officer
T. Clay Spires(2)	Vice President, Tax Officer
Julie A. Cotton Hearne(2)	Vice President and Secretary
Rosemary Foster(2)	Assistant Secretary
Virginia N. Puzon	Assistant Secretary
Washington, Marjorie(2)	Assistant Secretary
*	Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.
(1)	Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.
(2)	Principal business address 2919 Allen Parkway, Houston, TX 77019.
(c)   AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 30.     Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company located at 2727-A Allen Parkway, Houston, Texas 77019.
Item 31.     Management Services
Not Applicable.
Item 32.     Undertakings
a.	VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:
1.	To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;
2.	To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;
3.	To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b.	The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.
c.	Additional Commitments
The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:
(1)	Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
(2)	Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;
(3)	Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;
(4)	Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.
The Company has complied, and is complying, with the provisions of paragraphs (1)-(4) above.
The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:
(a)	include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;
(b)	include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;
(c)	instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;
(d)	obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.
The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.
The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:
(a)	include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;
(b)	include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;
(c)	instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

(d)	obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.
The Company has complied, and is complying, with the provisions of paragraphs (a)-(d) above.
Undertakings of the Depositor Regarding Guarantor
During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company (“American Home Guarantee Period”), filed as an exhibit to this Registration Statement (the “American Home Guarantee”), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.
These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner’s rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner’s rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company (“American Home”).
Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.
During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner’s request.
As of December 29, 2006 at 4:00 p.m. Eastern Time (the “Point of Termination”), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 27th day of April, 2021.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
(Registrant)
BY: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
(On behalf of the Registrant and itself)

BY:	/s/ CRAIG A. ANDERSON
CRAIG A. ANDERSON
SENIOR VICE PRESIDENT AND LIFE CONTROLLER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
	Director, Chairman of the Board, Chief Executive Officer, and President	April 27, 2021
*KEVIN T. HOGAN	(Principal Executive Officer)
KEVIN T. HOGAN

	Director, Executive Vice President and Chief Financial Officer	April 27, 2021
*THOMAS J. DIEMER	(Principal Financial Officer)
THOMAS J. DIEMER

/s/ CRAIG A. ANDERSON	Senior Vice President and Life Controller	April 27, 2021
CRAIG A. ANDERSON	(Principal Accounting Officer)

*KATHERINE A. ANDERSON	Director	April 27, 2021
KATHERINE A. ANDERSON

*TERRI N. FIEDLER	Director	April 27, 2021
TERRI N. FIEDLER

*MICHAEL P. HARWOOD	Director	April 27, 2021
MICHAEL P. HARWOOD

*ROBERT J. SCHEINERMAN	Director	April 27, 2021
ROBERT J. SCHEINERMAN

*ALIREZA VASEGHI	Director	April 27, 2021
ALIREZA VASEGHI

/s/ Manda Ghaferi	Attorney-in-Fact	April 27, 2021
*MANDA GHAFERI

SIGNATURES

American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2021.

AMERICAN HOME ASSURANCE COMPANY

BY:	/s/ BRIAN GREENSPAN
BRIAN GREENSPAN
SENIOR VICE PRESIDENT AND STATUTORY
CONTROLLER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
	Director, President, CEO and Chairman of the Board of Directors	April 27, 2021
*MICHAEL D. PRICE	(Principal Executive Officer)
MICHAEL D. PRICE

	Director, Chief Financial Officer and Executive Vice President	April 27, 2021
*ELIAS F. HABAYEB	(Principal Financial Officer)
ELIAS F. HABAYEB

*ALEXANDER R. BAUGH	Director	April 27, 2021
ALEXANDER R. BAUGH

*KEAN D. DRISCOLL	Director	April 27, 2021
KEAN D. DRISCOLL

*BARBARA LUCK	Director	April 27, 2021
BARBARA LUCK

*KENNETH J. RIEGLER	Director	April 27, 2021
KENNETH J. RIEGLER

*ANTHONY VIDOVICH	Director	April 27, 2021
ANTHONY VIDOVICH

*BY:	/s/ BRIAN GREENSPAN
BRIAN GREENSPAN
ATTORNEY-IN-FACT
(Exhibit to the Registration Statement)